JANUARY 2022 Reprioritizes Pipeline Programs Exhibit 99.2

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our plans and expectations for reprioritizing our program pipeline, including the deprioritization of our Fabry disease clinical program; our business strategy for and the potential therapeutic benefits of our current and prospective product candidates; the design, commencement, enrollment and timing of ongoing or planned clinical trials and regulatory pathways; our plans and expectations with respect to the development of our clinical and preclinical product candidates, including timing, design and initiation of our potential clinical and registration trials and anticipated interactions with regulatory agencies; the timing of anticipated clinical and regulatory updates; the timing of patient recruitment and enrollment activities, clinical trial results, and product approvals; the timing and results of our ongoing preclinical studies; the anticipated benefits of our gene therapy platform including the potential impact on our commercialization activities, timing and likelihood of success; the expected benefits and results of our manufacturing technology, including the implementation of our plato® platform in our clinical trials and gene therapy programs; the potential use of monoclonal antibody conditioning agents; the expected safety profile of our investigational gene therapies; and our financial position and cash runway expectations. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on our current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk that regulatory agencies may disagree with our anticipated development approach for any one or more of our product candidates; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent or potential use of monoclonal antibody conditioning agents, will not have the safety or efficacy profile that we anticipate; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the ongoing COVID-19 pandemic or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Copyright© 2022 AVROBIO, Inc. All rights reserved.

Today’s press release Deprioritizing Fabry disease program and shifting focus to other clinical-stage programs in lysosomal disorder pipeline   New data from five most recently dosed patients in Phase 2 FAB-GT trial show variable engraftment Decision driven by several factors, including significantly extended development timeline and increasingly challenging market and regulatory environment for Fabry disease Based on our investigation, we believe due to large degree of heterogeneity in Fabry disease, in some cases there may be intrinsic resistance to engraftment related to the unique underlying pathophysiology of untreated Fabry disease, potentially caused by persistently stressed vascular endothelium Also reviewed potential procedure-related factors and conditioning parameters, including possible impact, in the context of untreated Fabry disease, of previous clinical trial protocol amendment for five most recently dosed patients which prolonged the conditioning agent washout period by up to 48 hours Drug product specifications for all patients met all release criteria No observed read-through to other clinical trials to date Data from 13 patients previously reported have shown durable engraftment out 9 to 54 months 4 previously dosed patients in FAB-GT trial 5 dosed in Phase 1 Fabry disease trial 3 dosed in Phase 1/2 cystinosis trial 1 dosed in Phase 1/2 Gaucher disease type 1 trial  Cash runway to be extended into Q1 2024 Multiple data and regulatory updates expected in 2022

OBJECTIVES PATIENTS Safety and tolerability Preliminary efficacy n = 5 patients 18 – 59 year-old males On ERT >6 months prior to enrollment FULLY ENROLLED PHASE 1 * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ** FAB-GT f/k/a FAB-201 Two AVR-RD-01 Fabry clinical trials 14 patients dosed across Phase 1 and 2 OBJECTIVES PATIENTS Safety and tolerability Efficacy n = 8-12 patients (9 dosed to-date) 16 – 50 year-old males Treatment naïve PHASE 2 Investigator-Sponsored Trial* AVROBIO FAB-GT Trial **

Reduction to near baseline in AGA enzyme activity in 3 of 5 most recently dosed patients 3-9 months post-gene therapy Phase 2 FAB-GT Patients 1-4 Patients 5-9 AGA leukocyte normal reference range between 24-56 nmoles/hr/mg protein; AGA plasma normal reference range is 5.1-9.2 nmoles/hr/ml

Reduction in whole blood VCN in most recently dosed patients 3-9 months post-gene therapy Phase 2 FAB-GT Patients 1-4 Patients 5-9 Drug Product VCN/dg Patient 1: 0.7 Patient 2: 0.53 Patient 3: 1.36 Patient 4: 1.56 Drug Product VCN/dg Patient 5: 1.0 Patient 6: 0.9 Patient 7: 1.1 Patient 8: 0.8 Patient 9: 0.5

Data from 13* patients previously reported have shown durable engraftment out 9 to 54 months Cystinosis – VCN (n=3) Gaucher – VCN (n=1) VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome; *VCN for FAB-GT patients 1-4 provided on previous slide Phase 1/2 Cystinosis, Phase 1/2 Gaucher disease type 1 and Phase 1 Fabry Fabry Phase 1 – VCN (n=5) Drug Product VCN/dg Patient 1: 0.7 Patient 2: 1.4 Patient 3: 0.8 Patient 4: 1.4 Patient 5: 1.2 Drug Product VCN/dg Patient 1: 2.1 Patient 2: 1.3 Patient 3: 1.6 Drug Product VCN/dg Patient 1: 3.7

Leading lysosomal disorder gene therapy pipeline

Anticipated data and regulatory milestones

WHOLLY-OWNED/LICENSED

Indication	IND-Enabling	Phase 1/2	Anticipated milestones
Gaucher			
Gaucher type 1 AVR-RD-02	■	■	1H22 – Clinical trial update
Gaucher type 3 AVR-RD-06	■		2022 – Engage with regulators on planned Phase 2/3 trial
Cystinosis AVR-RD-04	■	■	1Q22 – Phase 1/2 clinical trial* update at WORLDSymposium™ 2022 – Engage with regulators on planned Phase 2 trial
Hunter AVR-RD-05	■		2023 – Planning to initiate Phase 1/2 clinical trial
Pompe AVR-RD-03	■		2022 – Engage with regulators on clinical trial 2023 – Planning to initiate a clinical trial

*Planned regulatory milestones subject to regulatory agency clearance; * Collaborator-sponsored Phase 1/2 clinical trial of AVR-RD-04 is funded in part by grants to UCSD from the California Institute for Regenerative Medicine (CIRM), Cystinosis Research Foundation (CRF) and National Institutes of Health (NIH).*

AVROBIO POWERED BY plato

8

Thank you

Appendix

Busulfan washout period and cumulative AUCs Longer washout period in 5 most recently dosed patients Patient Washout period (hours) Cumulative AUC (Target: 90 mg.hr/L cumulative) Patient 1 Melphalan conditioning regimen (~24 hours) N/A Patient 2 Patient 3 Patient 4 25 91.1 Patient 5 70 84.5 Patient 6 67 97.6 Patient 7 70 90.7 Patient 8 70 90.3 Patient 9 69 96.1 Phase 2 FAB-GT